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                                                                    EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Annual Report on Form 10-K of Pacific Gas and Electric Company for the year ended December 31, 2003, I, Gordon
R. Smith, President and Chief Executive Officer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

                  (1) such Annual Report on Form 10-K of Pacific Gas and Electric Company for the year ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in such Annual Report on Form 10-K of Pacific Gas and Electric Company for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

                                      GORDON R. SMITH
                                      -------------------------------
                                      GORDON R. SMITH

                                      President and Chief Executive Officer

February 19, 2004

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                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Annual Report on Form 10-K of Pacific Gas and Electric Company for the year ended December 31, 2003, I, Kent
M. Harvey, Senior Vice President, Chief Financial Officer and Treasurer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

                  (1) such Annual Report on Form 10-K of Pacific Gas and Electric Company for the year ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in such Annual Report on Form 10-K of Pacific Gas and Electric Company for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

                                  KENT M. HARVEY
                                  -------------------------
                                  KENT M. HARVEY

                                  Senior Vice President, Chief Financial Officer and Treasurer

February 19, 2004